UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    Form 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of Earliest Event Reported) November 29, 2004


                         Commission File Number 0-50218


                            EMPS RESEARCH CORPORATION
              -----------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)


              NEVADA                                    87-0669131
  --------------------------------            --------------------------------
  (State or other jurisdiction of             (I.R.S. Employer Identification
   incorporation or organization)                         Number)



                 875 Donner Way, Unit 705, Salt Lake City, Utah
                 ----------------------------------------------
                    (Address of principal executive offices)

                                      84108
                                 --------------
                                   (Zip Code)


                                 (801) 582-1881
                ------------------------------------------------
                (Registrant's Executive Office Telephone Number)

ITEM 8.01. OTHER EVENTS

         On November 29, 2004, Timur Kunayev, President and director of EMPS Research Corporation (the "Company"), tendered his resignation as President and as a director of the Company. His resignation was not the result of any disagreement with the Company on any matter relating to the Company's operations, policies or practices. His resignation was also not the result of any change in control of the Company.

         Section 16-10a-803 of the Utah Revised Business Corporation Act ("URBCA") requires the Company to have at least three directors. With the resignation of Mr. Kunayev, the Company had only two directors. Therefore, in accordance with Section 16-10a-810 of the URBCA, the board of directors appointed Marat Cherdabayev to fill the vacancy on the Company's board of directors created by the resignation of Mr. Kunayev and appointed Mr. Cherdabayev as Chairman of the board of directors.

         In accordance with Section 16-10a-830 of the URBCA and the Bylaws of the Company, the board of directors appointed Dr. Terrence D. Chatwin, a Company director, to replace Mr. Kunayev as Company President.

         Following is a brief description of the background and business experience of Mr. Cherdabayev:

         Marat Cherdabayev, Chairman of the Board of Director. Since July 2002, Mr. Cherdabayev has served as a director of EMPS Corporation, a U.S. reporting issuer, and former parent company of EMPS Research Corporation. Prior to joining EMPS Corporation, Mr. Cherdabayev worked for Caspian Services Group Limited ("CSGL") in Almaty, Kazakhstan. CSGL is a wholly-owned subsidiary of EMPS Corporation. Mr. Cherdabayev was a Business Development Manager for CSGL, and was responsible for developing a marketing plan for CSGL's services. Prior to his employment with CSGL, Mr. Cherdabayev worked for the Department of Project Finance at OJSC Kazakhtelecom in Almaty, Kazakhstan. Mr. Cherdabayev served as the Head of Project Planning and Monitoring, with responsibility for analyzing the financial feasibility of investment projects. He began working for OJSC Kazakhtelecom in January 2001. From October 2000 to January 2001, Mr. Cherdabayev served as the Advisor to the President of TNS Plus, a private telecommunications company in Almaty, Kazakhstan. In that capacity, he developed and advised the president on marketing strategies, marketing analysis and optimization issues. From January 1999 to June 1999, Mr. Cherdabayev was a Mutual Fund Accountant for State Street Corporation, in Boston, Massachusetts. His primary duties included producing and verifying daily financial statements, monitoring general ledger activity and pricing and reconciling five mutual funds on a daily basis. From January 1998 to June 1998, Mr. Cherdabayev was a Financial Reporting Assistant at Boston Edison in Boston Massachusetts. Mr. Cherdabayev graduated with a Bachelor of Science in Business Administration from Northeastern University in June 2000. Mr. Cherdabayev is 29 years old.

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

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

                                             EMPS RESEARCH CORPORATION



Date: November 29, 2004                       By: /s/ Dr. Terrence Chatwin
                                                 -------------------------------
                                                 Dr. Terrence Chatwin, President

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